                                                                    EXHIBIT 10.9

                                                                     16105.1
                                                                 ---------------
                                                                  LEASE NUMBER

LESSOR: WESTOVER FINANCIAL, INC.
        1035 S. MILLIKEN AVE., SUITE B, ONTARIO, CA 91761

                            BUSINESS LEASE AGREEMENT
[ILLEGIBLE COPY]

Interactive Telesis Inc.

[ILLEGIBLE COPY]
535 Encinitas Blvd. Suite 116, Encinitas, San Diego, CA 92024

        [ILLEGIBLE COPY]
I Net               5754 Pacific Center Blvd. #222 San Diego, CA 92121

QUANTITY  DESCRIPTION: MODEL No., Serial No. or other identification     COST
          SEE SCHEDULE "A" ATTACHED HERETO AND MADE A PART HEREOF

[ILLEGIBLE COPY]
If Other Than
Billing address    535 Encinitas Blvd. Suite 116, Encinitas, San Diego, CA 92024

PAYMENT AMOUNT                                                        ADVANCE
INCLUDING           RENT                          # OF ADVANCE        PAYMENTS       DOCUMENT
APPLICABLE TAX      PAYMENTS                      PAYMENTS            (INCLUDE TAX)  FEE            LEASE TERM
--------------      ---------                     -------------       -------------  --------       ----------
                    __ Monthly   __ Semi-monthly
 $825.35            __ Quarterly __ Annual             1+1            $1650.70       $135.00           60

1. LEASE. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the personal property described above (herein called the "Equipment"). Upon Lessor signing below, this Lease shall become NONCANCELLABLE DURING THE TERM STATED ABOVE by Lessee for any reason whatsoever, and Lessee shall be obligated to pay Lessor all sums called for in this Business Lease Agreement (herein called the "Lease").

2. COMMENCEMENT AND TERMINATION. This Lease shall commence on the "Lease Start Date" to be determined by Lessor and provided Lessee has successfully performed all his duties and obligations under the Lease, shall terminate upon expiration of the number of months (following the Lease Start Date) stated as the Lease Term.

3. RENT AND OTHER PAYMENTS. Lessee shall pay the advance rentals due under this Lease as stated above upon signing this Lease. All such amounts shall be non-refundable. Monthly rent payments due after the first month's rent shall be payable on the "Payment Due Date" to be determined by Lessor or on the first business day thereafter if a Payment Due Date falls on a non-business day. Lessee agrees to pay to Lessor a service charge of 5% per month, but not to exceed the maximum amount permitted by law, on any payment due under this Lease which is not paid within five days of the Payment Due Date. Lessee shall pay all sales, use, excise, personal property, stamp, documentary, and ad valorem taxes, licenses and registration fees, assessments, fines, penalties, and other charges imposed on the ownership, possession, or use of the Equipment during the term of this Lease, and Lessee shall pay all taxes (except income taxes imposed on Lessor) with respect to the rental payment hereunder, and shall, with the next scheduled payment reimburse Lessor for any taxes paid by advanced by Lessor. Lessee's obligation to pay such taxes, fees, assessments, fines, penalties, and other charges shall survive termination of the Lease. Lessee agrees that Lessor may adjust the rent payment proportionally up or down if the actual cost of the Equipment exceeds or is less than the amount stated in the Lease. All payments under this Lease shall be made to Lessor at the address set forth above or at any other address Lessor subsequently gives to Lessee for purposes of making payment. In the event of default, payments made under the Lease may be applied to Lessee's obligation to Lessor in any order Lessor chooses.

4. SELECTION OF EQUIPMENT. Lessee acknowledges that Lessor did not participate in the selection, manufacture or supply of the Equipment and that Lessee has made the selection of the Equipment and the supplier of such Equipment based upon its own judgment. Lessee agrees to inspect the Equipment and to execute the "Certificate of Acceptance," which is attached hereto, only after the Lessee is satisfied that the Equipment is satisfactory in every respect. Lessee hereby authorizes Lessor to insert in the Lease any equipment serial numbers and other identification data relating to the Equipment as needed.

5.   DISCLAIMER OF WARRANTIES. BY SIGNING BELOW, LESSEE ACKNOWLEDGES THAT
LESSOR IS LEASING THE EQUIPMENT TO LESSEE "AS IS" AND WITH ALL FAULTS. LESSOR MAKES NO REPRESENTATIONS AND DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE EQUIPMENT, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF
FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY. LESSEE HEREBY WAIVES ANY CLAIM (INCLUDING ANY CLAIM BASED ON STRICT OR ABSOLUTE LIABILITY IN TORT) IT MIGHT HAVE AGAINST LESSOR FOR ANY LOSS, DAMAGE (INCLUDING INCIDENTAL OR CONSEQUENTIAL DAMAGE) OR EXPENSE CAUSED BY THE EQUIPMENT. Provided Lessee is not in default of this Lease, Lessor hereby assigns to Lessee and Lessee shall have the benefit of, any and all manufacturer's warranties, service agreements and patent indemnities, if any, with respect to the Equipment; provided, however, that Lessee's sole remedy for breach of any such warranty, indemnification or service agreement shall be against the manufacturer of such Equipment and not against the Lessor, nor shall such breach have any effect whatsoever on the rights and obligations of Lessor or Lessee hereunder. LESSEE ACKNOWLEDGES THAT NEITHER THE SUPPLIER, BROKER NOR THEIR AGENTS OR EMPLOYEES ARE AGENTS OF LESSOR NOR ARE THEY AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE WITHOUT THE WRITTEN CONSENT OF LESSOR. NO AGREEMENT, EITHER WRITTEN OR VERBAL, BETWEEN SUPPLIER AND LESSEE OR BROKER AND LESSEE SHALL BIND LESSOR UNLESS LESSOR SPECIFICALLY CONSENTS TO SUCH AGREEMENT IN WRITING.

6. AMENDMENTS; FACSIMILE COPIES. No term or provision of this Lease may be amended, altered, waived, discharged or terminated except by written instrument signed by the parties hereto. Lessee agrees and acknowledges that facsimile copies of the Lease and all other agreements, instruments and documents executed by Lessee in connection herewith (collectively, the "Documents") may be admitted in any litigation or other proceeding concerning this Lease to the same extent as the original thereof. Lessee waives any objection to the admissibility of facsimile copies of this Lease or Documents.

SEE REVERSE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE A PART OF THIS LEASE.
   [ILLEGIBLE COPY]
BY /s/ STEVEN R. JONES                 LESSEE /s/ DONALD E. CAMERON
   --------------------------------           ---------------------------------
   Steven R. Jones, VP & Gen. Mgr.            Donald E. Cameron, President

DATE 10-24-97                          BY
     ------------------------------       -------------------------------------
                                                                           TITLE

                                       WITNESS /s/ [SIGNATURE ILLEGIBLE] 10/15/9
                                               --------------------------------
                                                                            DATE

                               PERSONAL GUARANTY

In consideration of Lessor entering into the above Business Lease Agreement
(the "Lease"), the undersigned ("Undersigned") jointly and severally, personally and unconditionally guarantee to Lessor the prompt payment in full, when due, of all of Lessee's obligations under the Lease including without limitation, every rental payable and the accelerated balance of rentals if demanded by Lessor. Lessor shall not be required to proceed against Lessee or the Equipment or enforce any other remedy before proceeding against the Undersigned. The Undersigned agrees to pay all attorneys fees and other expenses incurred by Lessor by reason of any default of Lessee or in enforcing the Lease or this Guaranty. The Undersigned waives notice of acceptance hereof and all other notices or demands of any kind to which the Undersigned may be entitled and consents to the granting of extensions of time of payment to Lessee and other obligors and guarantors and to any other amendments or adjustments in the terms of the Lease. This Personal Guaranty shall bind the heirs, administrators, representatives, successors and assigns of guarantor and may be enforced by or for the benefit of any assignee or successor of Lessor. This Guaranty shall be governed by the laws of the State of Colorado. The
Undersigned acknowledges that, for purposes of enforcement of this Guaranty, he is conducting business in the State of Colorado, and agrees that, in the event of any litigation related to the Lease or this Guaranty, venue and jurisdiction shall be proper in the Colorado District Court for City and County of Denver, State of Colorado.

SIGNATURE X /s/ DONALD E. CAMERON       SIGNATURE X
            -----------------------                 ----------------------------
(INDIVIDUAL CAPACITY) DONALD E. CAMERON (INDIVIDUAL CAPACITY)

(PRINT NAME)                            (PRINT NAME)
            -----------------------                  ---------------------------

HOME                                    HOME
ADDRESS 1109 Sycamore View Dr.          ADDRESS
        Encinitas, CA 92024
        ---------------------------              -------------------------------

HOME                                    HOME
PHONE NO. 760 633 1112 DATE 10-15-97    PHONE NO.                      DATE
          --------------------------              ------------------------------

                               ACH AUTHORIZATION

     The undersigned Lessee hereby authorizes Lessor and its assigns to initiate debit entries and, if necessary, credit entries and adjustments for any debit entries made in error, to Lessee's checking or other depository account described below for all payments due under the above reference Lease. For each payment due under the Lease, the debit entry for such payment may be made by Lessor and its assigns at any time on or after the date such payment is due under the Lease. The depository of the account described below is directed and authorized to honor all entries initiated by Lessor and its assigns under this Agreement.

Name of Depository: ___________________ Address of Depository: _________________
Transit/ABA Number: ___________________ Account Number: ________________________
Account Name: _____________________________________________

     This Agreement and the authorizations contained herein shall remain in full force and effect until the Lease has been paid in full or Lessor and its assigns has received at least 30 days advance notice of termination of this Agreement from [ILLEGIBLE COPY]. While this Agreement is in force, Lessee shall maintain sufficient funds in the above account to fully cover all debit entries initialed hereunder.

By: _________________________________   Title: _________________________________

7. FINANCE LEASE STATUS. The parties agree that this Lease is intended to qualify as a "Finance Lease" under Article 2 of the Uniform Commercial Code (herein called the "UCC"). Lessee acknowledges that (a) Lessee has received a copy of the contract [ILLEGIBLE] which Lessor acquired the Equipment (herein called the "Supply Con[ILLEGIBLE]); or (b) Lessee has reviewed and approved the Supply Contract or (c) Lessor has informed or advised Lessee in writing either previously or by this Lease (i) of the identity of the supplier; (ii) that Lessee may have rights under the Supply Contract and (iii) that the Lessee should contact the supplier for a description of any such rights Lessee may have under the Supply Contract.

8. LESSEE INDEMNIFICATION. Lessee hereby agrees to indemnify and hold Lessor and Lessor's agents and employees harmless from any and all liability, damages or loss, including attorney's fees and court costs, arising out of the purchase, sale, ownership, selection, possession, operation, control, use, maintenance or delivery of the Equipment.

9. POWER OF ATTORNEY/FINANCING STATEMENTS. Lessee hereby makes, constitutes and appoints Lessor and his assigns its true and lawful attorney and agent for it and in its name, place and stead to execute, deliver and file any UCC financing statements and other documents that Lessor deems necessary or advisable in order to protect Lessor's rights in the Equipment. This power being coupled with an interest shall be irrevocable for the term of this Lease. Lessor and Lessee agree that a carbon, photographic or other reproduction of this Lease may be filed as a financing statement under the UCC.

10. LESSOR TERMINATION BEFORE EQUIPMENT ACCEPTANCE. If within 60 days from the date Lessor orders the Equipment, same has not been delivered, installed and accepted by Lessee (in form satisfactory to Lessor) Lessor may at Lessor's sole discretion, on 10 days written notice to Lessee, terminate this Lease and its obligation to Lessee.

11. LOCATION AND INSPECTION. Equipment shall be delivered and thereafter kept at the location specified above, or, if none is specified, at Lessee's address set forth above and Lessee shall not remove or allow to be removed therefrom without Lessor's prior written consent. Any and all costs incurred by Lessor as a result of such relocation shall be borne by Lessee. Any charges hereunder shall not abate during the period the Equipment is out of service due to any such relocation requested by Lessee. Lessee shall permit Lessor on its premises to inspect the equipment and the business records of Lessee relating to it during normal business hours.

12. USE OF EQUIPMENT. Lessee shall, at its expense, use, maintain and keep the Equipment in good operating order in the manner for which it was designed and intended, SOLELY FOR LESSEE'S BUSINESS PURPOSE, in accordance with manufacturer's recommendations and in compliance with all applicable laws, regulations and insurance requirements. Lessee shall not make any alterations or additions to the Equipment without the prior written consent of Lessor. All additions, attachments, or replacements made to the Equipment, unless otherwise agreed to in writing by Lessor, shall become part of the Equipment. Lessee, at its expense, shall maintain the Equipment in good operating order and repair in accordance with the manufacturer's recommendations. Supplies required for use of the Equipment are to be provided by Lessee at its expense and are to meet with the Equipment manufacturer's specifications.

13. LESSEE REPRESENTATIONS. Lessee warrants and represents that (a) all legal action has been taken to permit Lessee to execute and perform this Lease; (b) its entering into and performance of this Lease will not violate any law or regulation applicable to Lessee; (c) this Lease constitutes a legal, valid, and binding obligation, enforceable against Lessee in accordance with its terms;
(d) all financial or other statements furnished or made to Lessor by Lessee are true and correct in all material respects; and (e) Lessee is in good standing in its state of incorporation and is in good standing and is entitled to own properties and to carry on a business in the state where the Equipment is to be located. Any person signing this Lease for Lessee warrants that he is duly authorized and empowered to do so.

14. INSURANCE. Lessee shall at all times prior to return of the Equipment to Lessor carry and maintain, at its expense, insurance covering (a) theft and all risks of loss or damage from any cause whatsoever for an amount not less than the replacement value of the Equipment or the unpaid amount of the Lease, whichever amount is greater, and which names Lessor and its assigns as loss payee; and (b) public liability, both personal injury and property damage, covering the maintenance, use and operation of the Equipment and its use and which names Lessor and its assigns as an additional insured. All such insurance coverage shall be in form, amount, and with companies satisfactory to Lessor. Lessee shall deliver certificates of insurance to Lessor. All such insurance shall require 30 days written notice to Lessor and its assigns prior to alteration or cancellation. Lessee hereby appoints Lessor and its assigns as Lessee's attorney-in-fact with respect to endorsement of all documents, checks, or drafts for loss or damage recoverable under all such insurance policies.

15. RISK OF LOSS. Upon delivery of the Equipment to Lessee, Lessee shall bear the entire risk of loss, damage, theft or destruction to the Equipment or any part thereof, from any and every cause whatsoever, which shall occur prior to the Lessee's return of the Equipment as set forth in this Lease and no such loss, damage, theft or destruction shall relieve Lessee of its obligation to pay rent or to comply with any other obligation under this Lease. In the event of such loss, damage, theft, or destruction, Lessee shall promptly notify Lessor and Lessee shall within 30 days repair or replace such Equipment to its original condition, and shall continue to make Lease payments as called for under this Lease. Lessee agrees that if Lessee shall fail to procure, carry and maintain insurance coverage as set forth in this Lease, Lessor shall have the right, but not the obligation, to obtain such insurance on behalf of and at the expense of Lessee. In the event Lessor does obtain such insurance, Lessee agrees to pay all costs thereof with the next rental payment.

16. RETURN OF EQUIPMENT. Upon expiration or earlier termination of the Lease with respect to the Equipment, or upon demand by Lessor pursuant to this Lease, Lessee shall immediately, at [ILLEGIBLE] expense, return the Equipment in the same condition as when Lessee received it, excepting only reasonable wear and tear, to Lessor at a location in the continental United States specified by Lessor. Lessee shall pay all costs and expenses to crate, insure and return the Equipment to the designated location. After the expiration of the initial Lease term and thereafter until Lessor actually receives the Equipment at the return location, the Lease shall automatically renew from month to month for no more than 12 (twelve) months after the expiration of the initial term, and Lessee agrees to continue to make Lease payments at the last effective rate under the Lease with the Lessor retaining all payments made up to the time the Equipment is returned to the specific return location.

17. DEFAULT. The following events shall constitute an event of default by Lessee under this Lease: (a) failing to pay when due any amount required to be paid to Lessor under this Lease in a timely fashion or to timely perform any covenant, condition, or obligation to be performed by Lessee under this Lease or under any other agreement with Lessor; (b) selling, transferring, or disposing of the Equipment or of substantially all of Lessee's assets or merging or reorganizing without the prior written consent of Lessor; or (c) creating, incurring, assuming or suffering to exist any mortgage, lien, pledge or other encumbrance or attachment of any kind whatsoever upon, affecting or with respect to the Equipment or this Lease or any of Lessor's interests thereunder; or (d) providing financial statements or making representations to Lessor which are incorrect or misleading or inaccurate in any respect; (e) becoming unable to pay debts as they become due or otherwise becoming insolvent or suffering an adverse change in its financial condition; or (f) Lessor reasonably deeming itself insecure in its expectations that Lessee will fully perform all of Lessee's obligations under this Lease.

18. REMEDIES OF LESSOR. Upon the occurrence of a default by Lessee hereunder and at any time thereafter (subject to any applicable grace provisions), Lessor may exercise any one or more of the following remedies, as Lessor, in its sole discretion, shall elect: (a) declare all unpaid rentals under this Lease to be immediately due and payable; the amount to be due to be computed as hereinafter set forth; (b) terminate this Lease as to any or all items of Equipment, but no such termination shall be deemed to occur unless written notice to that express effect is given by Lessor to Lessee; (c) whether or not this Lease is terminated, take immediate possession of any or all of the Equipment, without notice or demand and without court order or process, and for such purpose, enter upon any premises without liability for so doing; (d) sell, lease or otherwise dispose of the Equipment, or any item thereof, at a public or private sale or lease at such time or times and upon such terms as Lessor may determine, free and clear of any rights of Lessee; (e) proceed by appropriate action either at law or in equity to enforce performance by Lessee of the applicable covenants of this Lease or recover damages for the breach thereof; and (f) exercise any and all rights accruing to a Lessor or personal property under any applicable law upon a default by Lessee. In furtherance of the foregoing, Lessor shall be entitled to recover immediately as liquidated damages and not as a penalty, a sum equal to the aggregate of the following: (i) all unpaid rentals and other amounts or other sums which are due and payable for any item of Equipment up to the date delivered to or repossessed by Lessor; (ii) any expenses paid or incurred by Lessor in connection with the repossession, holding, repair, appraisal, transportation and subsequent sale, lease or other disposition of the Equipment, including attorneys' fees and court costs; and (iii) an amount equal to the difference between (aa) all unpaid rentals and other amounts, due and to become due under this Lease, each of which unpaid rentals and other amounts shall be discounted to present value at an annual rate of 7% (collectively, "Unpaid Rentals"), together with the amount or percentage of original cost for which Lessee would have been permitted or required to purchase the Equipment at the end of the Lease term hereof, which amount shall be discounted to present value at an annual rate of 7% ("Purchase Amount") and (bb) the then fair market value of any Equipment returned to or repossessed by Lessor ("Return Value"); provided, however, that the Return Value of each such item of Equipment shall be deemed to be an amount equal to the proceeds, if any, of any sale or lease thereof by Lessor, less any costs or expenses incurred by Lessor from such sale or lease. If Lessor is unable, after the exercise of reasonable efforts to sell or lease any such item of equipment, the Return Value of such item of equipment shall be deemed to be zero. If the Return Value of the Equipment exceeds the sum of the Unpaid Rentals plus the Purchase Amount, Lessor shall be entitled to the excess.

     No right or remedy conferred upon or reserved to Lessor by this Lease shall be exclusive of any other right or remedy herein or by law provided; all rights and remedies of Lessor conferred on Lessor by this Lease or by law shall be cumulative and in addition to every other right and remedy available to Lessor. Lessee shall pay all costs and reasonable attorney's fees incurred by Lessor in collecting any sums owed under this Lease or in obtaining possession of leased Equipment, including attorney's fees incurred in seeking relief from stay in bankruptcy court together with interest at the rate of the lesser of 18% compounded annually, or the maximum amount permitted by law on each of the foregoing and on all sums not paid when due under any provision of this Lease.

19. LESSEE'S WAIVERS. To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies conferred upon a Lessee by Section 2A-508 through Section 2A-522 of the uCC, including, without limitation, Lessee's rights to: (a) cancel this Lease; (b) repudiate this Lease; (c) reject the Equipment; (d) revoke acceptance of the Equipment; (e) recover damages from Lessor; (f) a security interest in the Equipment in Lessee's possession or control for any reason; (g) deduct all or any part of claimed damages resulting from Lessor's default, if any, under this Lease; (h) recover damages from Lessor for any breaches of warranty or for any other reason; (i) accept partial delivery of the Equipment; (j) "cover"; (k) recover any general, special, incidental or consequential damages for any reason whatsoever; and (l) specific performance, replevin, detinue, sequestration, claim or delivery of the like for the Equipment.

20. ASSIGNMENT BY LESSOR. LESSOR MAY ASSIGN OR TRANSFER THE LEASE OR LESSOR'S INTEREST IN THE EQUIPMENT WITHOUT NOTICE TO LESSEE. Any assignee of Lessor shall have all of the rights, but none of the obligations, of Lessor under the Lease and Lessee agrees that it will not assert against any assignee of Lessor any defense, counterclaim or offset that Lessee may have against Lessor. Lessee acknowledges that any assignment or transfer by Lessor shall not materially change Lessee's duties or obligations under this Lease nor materially increase the burdens or risk imposed on Lessee. Lessee agrees that Lessor may assign or transfer this Lease or Lessor's interest in the Equipment even if said assignment or transfer could be deemed to materially effect the interests of Lessee.

21. NO LESSEE ASSIGNMENT OR SUBLEASE. LESSEE SHALL NOT ASSIGN, HYPOTHECATE OR IN ANY WAY DISPOSE OF ALL OR ANY PART OF ITS RIGHTS OR OBLIGATIONS UNDER THIS LEASE OR ENTER INTO ANY SUBLEASE OF ALL OR ANY PART OF THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR.

22. CONSENT TO COLORADO JURISDICTION AND VENUE AND CHOICE OF LAW. LESSEE AGREES THAT BY ENTERING INTO THIS LEASE LESSEE HAS TRANSACTED BUSINESS IN THE STATE OF COLORADO. IN THE EVENT OF LEGAL ACTION TO REFORM, ENFORCE, CONSTRUE OR INTERPRET THIS LEASE, LESSEE CONSENTS TO THE JURISDICTION OF THE COURTS OF THE STATE OF COLORADO, AGREES THAT THE COLORADO COURTS HAVE JURISDICTION OVER LESSEE, AND THAT VENUE AND JURISDICTION SHALL BE PROPER IN ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF COLORADO. THIS LEASE SHALL IN ALL RESPECTS BE INTERPRETED, AND ALL TRANSACTIONS HEREUNDER AND ALL RIGHTS AND LIABILITIES of THE PARTIES HERETO SHALL BE GOVERNED AND DETERMINED AS TO VALIDITY, INTERPRETATION, ENFORCEMENT AND EFFECT IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO, EXCEPT FOR LOCAL RECORDING STATUTES.

23. OWNERSHIP/PERSONALITY. The Equipment is, and shall remain, the property of Lessor, and Lessee shall have no right, title or interest therein or thereto except as expressly set forth in this Lease. The Equipment shall remain personal property regardless of whether affixed to real property, and Lessee agrees to execute and obtain the execution of all agreements and documents in recordable form by all parties having an interest in real property to which the Equipment may be affixed, as Lessor may request, to protect Lessor's title to the Equipment.

24. MISCELLANEOUS. (a) Lessor has entered into this Lease in reliance upon Lessee's representations that this Lease is for commercial, or business purposes and not for personal, family or household purposes of Lessee; (b) any action by Lessee against Lessor for any default by Lessor under this Lease, shall be commenced within one (1) year after any such cause of action accrues;
(c) if for any reason this transaction is deemed not to be a Lease, Lessee hereby grants Lessor a security interest in the Equipment (d) all notices, consents, instructions or requests desired or required to be given under this Lease shall be in writing and shall become effective when delivered, or if mailed, when deposited in the U.S. mail postage prepaid for certified or registered mail return receipt requested, at the address set forth in this Lease or at such other address as such party shall from time to time designate by proper notice; (e) no failure on the part of Lessor to exercise, and no delay in exercising, any rights or remedy under this Lease shall operate as a waiver or modify the terms of this Lease, nor shall any single or partial exercise by Lessor of any right or remedy preclude any other or further exercise of the same or any other right or remedy; (f) Lessee shall promptly provide such further documents and financial reports as Lessor may reasonably require in its normal course of business including copies of annual financial reports, Securities Exchange Commission reports, quarterly reports and any other information as Lessor may reasonably require; (g) no provision of this Lease which may be deemed unenforceable shall in any way invalidate any other provision of this Lease; (h) if any of the provisions of this Lease or documentation related thereto is declared to be invalid or unenforceable, such provisions shall be severed from this Lease and the remaining provisions thereof shall remain in full force and effect, (i) this Lease and all documentation executed in connection therewith represents the entire agreement between the parties hereto and automatically cancels and supersedes any and all prior verbal or written understandings with respect thereto. The Lessor may in its sole discretion accelerate the full payment of this Lease upon the death of a natural Lessee or Guarantor.

25. UNIFORM COMMERCIAL CODE FINANCING STATEMENT: LESSEE AGREES AND ACKNOWLEDGES THAT IT IS THE INTENT OF BOTH PARTIES TO THIS LEASE THAT IT QUALIFY AS A STATUTORY FINANCE LEASE UNDER ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE.

                         THIS IS A NON-CANCELABLE LEASE

LESSOR:  WESTOVER FINANCIAL, INC. 1035 S. MILLIKEN AVE. SUITE B, ONTARIO,
CA 91761                                             10-15-97             161051
                                               ---------------------------------
                                                       DATE

                           CERTIFICATE OF ACCEPTANCE

     The undersigned hereby acknowledges receipt, in good condition, of the Equipment described in the Business Lease Agreement or on any schedule (the "equipment") and unconditionally accepts the same in accordance with all of the terms and conditions of that certain business lease agreement ("Lease") dated 10-15-97.

     The undersigned Lessee has selected, and requested that Lessor purchase the Equipment under the lease from one or more Vendor(s), if the equipment is not properly installed, does not operate as represented or warranted by said Vendor(s), or is unsatisfactory for any reason, Lessee shall make any claim on account thereof solely against said Vendor(s) and shall, nevertheless pay Lessor all rentals payable under the above-referenced Lease, and shall not set up against Lessee's obligations any such claims as a Defense, counter-claim, set-off, or otherwise.

     Lessee represents and warrants that none of the Equipment was delivered prior to the date the undersigned executed the Lease unless Lessor shall have previously consented thereto, in writing. Lessee understands that the Lessor is relying upon this certificate as a condition for making payment for the cost of the equipment to the Vendor(s). Lessee is hereby notified that the Lessee may have rights under the contract for purchase between the Vendor(s) and Lessor. Lessee should contact the vendor(s) for a complete description of any such rights.

     LESSEE AGREES THAT THE EQUIPMENT IS LEASED "AS IS" AND THAT LESSOR HAS MADE NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE SUITABILITY OR DURABILITY OF THE EQUIPMENT FOR THE PURPOSES AND USES OF LESSEE, OR ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT THERETO, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

DO NOT SIGN THIS ACCEPTANCE UNTIL YOU HAVE ACTUALLY RECEIVED ALL THE EQUIPMENT SET FORTH IN THE ABOVE-REFERENCED LEASE.


                                      DATE OF
LESSEE:  Interactive Telesis Inc.     ACCEPTANCE:  10-24-97
       ---------------------------               -------------------------------

BY: /s/ DONALD E. CAMERON             TITLE:  President
   -------------------------------          ------------------------------------
     Donald E. Cameron

--------------------------------------------------------------------------------

I hereby authorize
                   -------------------------------,  ---------------------------
                                                               Title

to orally verify my/our acceptance of the above referenced equipment in my absence.

BY:                                        TITLE:
   ---------------------------------             -------------------------------

                              INTERACTIVE TELESIS
                             EQUIPMENT ITEMIZATION
                                   SCHEDULE A
--------------------------------------------------------------------------------

MITEL SX-2000 MICRO LIGHT
PURCHASE OPTION

QTY       DESCRIPTION
---       -----------

 1        Mitel General Business Software (MFRD-A-07)
 1        Mitel Adv Analog Networking (MSA-A-11)
 1        Mitel ANI/DNIS (MSA-A-36)
 1        Mitel Traffic Reporting Software (MSA-A-08)

 1        Mitel Superset 430
15        Mitel Superset 410

 5        Premier CSU           Serial #'s   0M0052830060
 2        48V PS                             0M0062830000
 1        MDF Kit                            0M0062890032
 1        RMAT Kit                           0M0062880081
 1        Rack Kit                           0M0062830069
 6        Hour of Mitel Technical Training

Includes installation, training and 5 Year 5 Star Warranty
Total System Investment............................$29,718.46
Tax on Equipment                                    $1,842.54
                                                   ----------
TOTAL WITH TAX                                     $31,561.00

     [WESTOVER FINANCIAL, INC. LETTERHEAD]

                                  SCHEDULE "A"

THIS SCHEDULE IS TO BE ATTACHED TO AND BECOME PART OF LEASE # 16105.1
                                                             -------------------
DATED  10-15-97   , 19    BY AND BETWEEN THE UNDERSIGNED.
      ------------    ---

VENDOR:

1    MITEL GENERAL BUSINESS SOFTWARE (MFRD-A-07)

1    MITEL ADV ANALOG NETWORKING (MSA-A-11)

1    MITEL ANI/DNIS (MSA-A-36)

1    MITEL TRAFFIC REPORTING SOFTWARE (MSA-A-08)

1    MITEL SUPERSET 430

15   MITEL SUPERSET 410

5    PREMIER CSU  SN: 0M0052830060, 0M0062830000, 0M0062890032, 0M0062880081,
                      0M0062830069

2    48V PS

1    MDF KIT

1    RMAT KIT

1    RACK KIT



THIS SCHEDULE IS HEREBY VERIFIED CORRECT AND UNDERSIGNED LESSEE ACKNOWLEDGES RECEIPT OF SAME.

LESSEE: INTERACTIVE TELESIS INC.


BY: /s/ DONALD E. CAMERON
   --------------------------------------
    Donald E. Cameron, President



LESSOR: WESTOVER FINANCIAL, INC.


BY: /s/ STEVEN R. JONES
   --------------------------------------
    Steven R. Jones, VP & Gen. Mgr.